UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21694

MELLON OPTIMA L/S STRATEGY FUND, LLC

(Exact name of Registrant as specified in charter)

BNY Mellon Financial Center

One Boston Place, 024-0071

Boston, Massachusetts 02108

(Address of principal executive offices) (Zip code)

Ted A. Berenblum

BNY Mellon Wealth Management

200 Park Avenue

Met Life Building, 105-7015

New York, NY 10166

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 257-0004

Date of fiscal year end: March 31

Date of reporting period: March 31, 2019

Item 1. Reports to Stockholders.

The Annual Report to Investors is attached herewith.

MELLON OPTIMA L/S STRATEGY FUND, LLC

ANNUAL REPORT TO MEMBERS

FOR THE YEAR ENDED MARCH 31, 2019

This report and the financial statements contained herein are submitted for the general information of members in Mellon Optima L/S Strategy Fund, LLC (the “Fund”). This report is not authorized for distribution to prospective members in the Fund unless preceded or accompanied by the Fund’s Confidential Offering Memorandum (the “Offering Memorandum”).

Any information in this investor report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. To request a copy of the most recent quarterly holdings report, semi-annual report or annual report, call 1-877-257-0004.

To view the Fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit the SEC’s web site at http://www.sec.gov. You may also call 1-877-257-0004 to request a free copy of the proxy voting guidelines.

Units of limited liability company interests of the Fund (“Units”) are offered and sold only to investment management clients of the Wealth Management Group of The Bank of New York Mellon Corporation, and only to clients that have a net worth of more than $1 million and meet other criteria as described in the Offering Memorandum. Units of the Fund are not freely transferable, however liquidity may be available through repurchase offers made at the discretion of the Board of Directors of the Fund.

As with any speculative investment program, it is possible to incur losses through an investment in the Fund. There can be no assurances that the Fund will achieve its objective. The Offering Memorandum contains a more complete description of the risks associated with an investment in the Fund. Under no circumstances should a prospective investor elect to invest in the Fund without reviewing the Offering Memorandum.

Mellon Optima L/S Strategy Fund, LLC
Portfolio Summary - March 31, 2019
			Percentage of
	Cost	Value	Net Assets
Investment Funds
Opportunistic	$32,535,752	$36,589,074	17.6%
Growth	42,119,133	49,189,980	23.5%
Value	24,373,902	41,274,838	19.7%
Other	45,695,702	49,600,961	23.7%

Total Investment Funds	$144,724,489	$176,654,853	84.5%

The accompanying notes are an integral part of the financial statements.

Mellon Optima L/S Strategy Fund, LLC
Consolidated Schedule of Investments - March 31, 2019
						Redemption
Investment Funds*	Units	Cost	Value	Percentage of Net Assets	Liquidity	Notice Period (# of days)
Opportunistic
Isomer Fund L.P.
Series A-E	†	$3,500,000	$3,937,776	1.9%	Quarterly (a)	45
Series B-E	†	5,000,000	5,470,291	2.6%	Quarterly (a)	45
SRS Partners US L.P.
Class A (NR)	†	5,876,014	6,390,380	3.1%	Quarterly (a)	60
Class B (NR)	†	10,902,765	11,867,518	5.7%	Quarterly (b)	60
Tiger Eye Partners, L.P.	†	7,256,973	8,923,109	4.3%	Quarterly ‡	60

		32,535,752	36,589,074	17.6%

Growth
Coatue Offshore Fund, Ltd.
Class M-6-Series 2016	102,729	10,794,441	15,459,378	7.4%	Quarterly ‡	45
Hawkes Bay Investors (Cayman) Ltd.
Class A1	4,026	12,574,692	13,380,689	6.4%	Quarterly ‡	45
Class A56	1,250	1,250,000	1,247,536	0.6%	Quarterly ‡	45
Light Street Argon, L.P. - Series A1 N	†	9,000,000	9,218,333	4.4%	Quarterly (c)	45
Whale Rock Flagship Fund L.P.	†	8,500,000	9,884,044	4.7%	Quarterly (d)	45

		42,119,133	49,189,980	23.5%

Value
Bay II Resource Partners, L.P.	†	4,558,184	8,275,569	4.0%	Quarterly ‡	45
Long Pond Capital, Q.P. Fund, LP
Class B	†	8,459,636	11,301,996	5.4%	Quarterly (a)	60
Class C	†	2,009,766	2,303,319	1.1%	Quarterly (e)	60
SEG Partners II, L.P.	†	4,061,205	10,098,400	4.8%	Quarterly ‡	45
Southpoint Qualified Fund, L.P.	†	5,285,111	9,295,554	4.4%	Quarterly (a)	60

		24,373,902	41,274,838	19.7%

Other
Market Neutral
Renaissance Institutional Diversified
Alpha Fund International L.P. - Series A	†	12,889,696	13,342,086	6.4%	Monthly ‡	60
A.R.T. International Investor (BVI), Ltd.
Class A (2008)	3,207	8,500,000	8,868,355	4.2%	Quarterly (f)	30
International
Hengistbury Fund Ltd. Class A Non-Rest May 2018	90,000	9,000,000	8,633,484	4.1%	Quarterly (g)	90
OCCO Eastern European Fund, Class D, Series D	695,972	7,401,063	9,465,213	4.5%	Monthly ‡	90
Event-Driven
Third Point Offshore Fund, Ltd.
Class E - 1	20,707	6,904,943	8,326,131	4.0%	Quarterly ‡	60
Class E - 23	10,000	1,000,000	965,692	0.5%	Quarterly ‡	60

		45,695,702	49,600,961	23.7%

Total Investment Funds		144,724,489	176,654,853	84.5%

Affiliated Investment
Dreyfus Institutional Treasury
Securities Cash Advantage Fund
Institutional Shares	5,747,960	5,747,960	5,747,960	2.7%	Daily (h)

Total Investments		$150,472,449	182,402,813	87.2%

Other Assets in Excess of Liabilities			26,810,642	12.8%

Total Net Assets			$209,213,455	100.0%

The accompanying notes are an integral part of the financial statements.

Mellon Optima L/S Strategy Fund, LLC

Consolidated Schedule of Investments - March 31, 2019

(a)	Investment is subject to a 25% investor level gate.

(b)	Investment is subject to an annual 33% investor level gate.

(c)	Investment has a one year soft lock-up period with a 3% early withdrawal fee. $5 million was invested on 8/1/18 and $4 million was invested on 11/1/18.

(d)	Investment has a one year soft lock-up period with a 4% early withdrawal fee. $8.5 million was invested on 1/1/19.

(e)	Investment is subject to a 12.5% investor level gate.

(f)	Investment has a one year soft lock-up period with a 5% early withdrawal fee. $2 million was invested on 5/1/18.

(g)	Investment has a one year soft lock-up period with a 5% early withdrawal fee. $9 million was invested on 5/1/18.

(h)	Investment in affiliated money market mutual fund. The 7-day yield at 3/31/19 was 2.28%.

†	Investment Fund is not unitized.

‡	The investment amount has no lock-up or other redemption restrictions.

*	With the exception of the position in Dreyfus Institutional Treasury Securities Cash Advantage Fund, all other investments are restricted and non-income producing.

The accompanying notes are an integral part of the financial statements.

Mellon Optima L/S Strategy Fund, LLC

Consolidated Statement of Assets and Liabilities

March 31, 2019

Assets
Investments in funds, at value (Cost $144,724,489) (Note 2A)		$176,654,853
Investments in affiliated issuer, at value (Cost $5,747,960) (Note 2E)		5,747,960
Foreign currency (Cost $4,347) (Note 2F)		4,292
Receivable for investments sold		15,281,998
Advance investments in funds, at value (Note 4)		14,000,000
Prepaid expenses		70,028

Total assets		211,759,131

Liabilities
Payable for repurchase of Units (Note 8)	$1,518,517
Accrued investment advisory fees (Note 3)	725,746
Accrued accounting, administration and member services fees	46,187
Accrued professional fees	163,292
Accrued Directors’ fees (Note 3)	44,892
Accrued custody fees (Note 3)	4,870
Other accrued expenses and other liabilities	42,172

Total liabilities		2,545,676

Net Assets		$209,213,455

Composition of Net Assets (Note 2)
Paid-in capital		$197,197,597
Total distributable earnings		12,015,858

Net Assets		$209,213,455

Net Asset Value per Unit	$81.34
Number of Units Outstanding (unlimited number of units authorized)	2,572,071

The accompanying notes are an integral part of the financial statements.

Mellon Optima L/S Strategy Fund, LLC

Consolidated Statement of Operations

For the year ended March 31, 2019

Investment Income
Dividend income from affiliated investments (Note 2E)		$276,771

Expenses
Investment advisory fee (Note 3)	$3,408,130
Accounting, administration and member services fees	280,140
Directors’ fees (Note 3)	198,000
Legal fees	274,000
Insurance	138,904
Audit and tax service fees	211,000
Miscellaneous	106,499
Custody fees (Note 3)	22,800

Total expenses		4,639,473

Net investment loss		(4,362,702)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments sold	27,131,045
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(28,673,917)

Net realized and unrealized loss		(1,542,872)

Net Decrease in Net Assets Derived from Investment Operations		$(5,905,574)

The accompanying notes are an integral part of the financial statements.

Mellon Optima L/S Strategy Fund, LLC

Consolidated Statements of Changes in Net Assets

	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018*
Increase (Decrease) in Net Assets from
Investment Operations
Net investment loss	$(4,362,702)	$(5,345,978)
Net realized gain (loss) on investments sold	27,131,045	22,261,932
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(28,673,917)	1,634,877

Net Increase (Decrease) in Net Assets Derived from Investment Operations	(5,905,574)	18,550,831

Dividend Distributions to Members	(21,072,144)	(21,138,857)

Capital Transactions
Proceeds from sale of Units	380,000	360,000
Reinvestment of Dividend Distributions	16,270,041	16,976,236
Repurchase of Units	(33,273,629)	(71,805,596)

Net Decrease in Net Assets Derived from Capital Transactions	(16,623,588)	(54,469,360)

Total Decrease in Net Assets	(43,601,306)	(57,057,386)

Net Assets
At beginning of year	252,814,761	309,872,147

At end of year	$209,213,455	$252,814,761

Change in Units Outstanding
Units outstanding, at beginning of year	2,749,819	3,329,368
Units sold	4,131	3,858
Reinvestments of Dividend Distributions	213,435	185,392
Units repurchased	(395,314)	(768,799)

Units outstanding, at end of year	2,572,071	2,749,819

*

Distributions to Members include only distributions from realized gains. Accumulated undistributed investment income was $11,065,639 in 2018 and is no longer presented as a result of the adoption of SEC’s Disclosure Update and Simplification rule. (Note 2)

The accompanying notes are an integral part of the financial statements.

Mellon Optima L/S Strategy Fund, LLC

Financial Highlights

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2019	March 31, 2018	March 31, 2017	March 31, 2016	March 31, 2015
Total Return	(2.30)%	6.91%	8.21%	(11.27)%	5.22%
Ratios to Average Net Assets:
Expenses (1)	2.04%	1.97%	1.82%	1.75%	1.80%
Net Investment loss	(1.92)%	(1.94)%	(1.81)%	(1.75)%	(1.80)%
Portfolio Turnover Rate	28%	12%	9%	7%	17%
Net Assets, End of year (in thousands)	$209,213	$252,815	$309,872	$414,228	$508,965

(1)	Expenses of the underlying funds in which the Fund invests are not included in the expense ratio.

For a Unit Outstanding	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015
Net asset value per Unit, beginning of year	$91.94	$93.07	$86.69	$103.33	$104.47
Income (loss) from investment operations
Net investment income (loss)*	(1.68)	(1.84)	(1.63)	(1.71)	(1.87)
Net realized and unrealized gain (loss)	(0.68)	8.30	8.92	(9.48)	7.11

Total from investment operations	(2.36)	6.46	7.29	(11.19)	5.24

Dividend Distributions
Realized gains	(8.24)	(7.59)	(0.91)	(5.45)	(6.38)

Total dividend distributions	(8.24)	(7.59)	(0.91)	(5.45)	(6.38)

Net asset value per Unit, end of year	$81.34	$91.94	$93.07	$86.69	$103.33

*	Per unit data calculated using average units method.

The accompanying notes are an integral part of the financial statements.

Mellon Optima L/S Strategy Fund, LLC

Consolidated Statement of Cash Flows

For the year ended March 31, 2019

Cash Flows from Operating Activities
Net decrease in net assets derived from investment operations	$(5,905,574)
Adjustments to reconcile net decrease in net assets from investment operations to net cash provided by operating activities:
Purchases of long-term investments	(58,732,087)
Proceeds from sale of long-term investments	118,675,928
Net proceeds from sale of short-term investments	115,959
Net realized gain on investments sold	(27,131,045)
Net change in unrealized depreciation on investments and foreign currency transactions	28,673,917
Increase in advance investments in funds	(14,000,000)
Increase in receivable for investments sold	(3,078,424)
Increase in prepaid expenses	(1,152)
Decrease in accrued investment advisory fees	(231,624)
Decrease in accrued professional fees	(49,762)
Decrease in accrued accounting, administration and member services fees	(24,553)
Increase in accrued Directors’ fees	7,888
Increase in accrued custody fees	720
Increase in other accrued expenses and other liabilities	19,243

Net cash provided by operating activities	38,339,434

Cash Flows from Financing Activities
Proceeds from sale of Units	380,000
Dividend Distributions to members (Note 2D)	(4,802,103)
Repurchase of Units	(34,466,787)

Net cash used in financing activities	(38,888,890)

Net change in cash and foreign currency	(549,456)

Cash and foreign currency at beginning of year	553,748

Cash and foreign currency at end of year	$4,292

Supplemental Non-Cash Activities
Reinvestment of dividend distributions	$16,270,041

The accompanying notes are an integral part of the financial statements.

Mellon Optima L/S Strategy Fund, LLC

Notes to Consolidated Financial Statements

March 31, 2019

(1) Organization:

Mellon Optima L/S Strategy Fund, LLC (the “Fund”) was organized as a limited liability company under the laws of Delaware on December 14, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Fund commenced operations on May 2, 2005.

On March 7, 2011, Mellon Optima 1099 Domestic Access Fund LLC (the “Delaware Subsidiary”) was organized in the State of Delaware. On September 16, 2013, Mellon Optima 1099 Offshore Access Fund Ltd. (the “Cayman Subsidiary,” and together with the Delaware Subsidiary, the “Fund Subsidiaries”) was organized in the Cayman Islands. The Fund is the sole member and managing member of the Delaware Subsidiary and is the sole member of the Cayman Subsidiary. The Fund Subsidiaries were formed to hold certain of the Fund’s investments. No investments were held in either of the Fund Subsidiaries as of March 31, 2019.

The Fund’s investment objective is to seek capital appreciation over the long term by attempting to maximize risk-adjusted returns while minimizing volatility and maintaining a low correlation to the S&P 500 Index. The Fund is a fund of hedge funds that seeks to achieve its objective by deploying its assets primarily among a select group of portfolio managers who over time have produced attractive returns principally in the U.S. equity markets by employing an investing style known as “long/short.” This style combines long investments with short sales in the pursuit of opportunities in rising or declining markets. Generally, such portfolio managers conduct their investment programs through unregistered investment vehicles (collectively, the “Investment Funds”) in which the Fund invests as a limited partner, member or shareholder along with other investors.

Mellon Hedge Advisors LLC (the “Adviser”), a Delaware limited liability company and wholly-owned, indirect subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the Fund’s investment adviser. Optima Fund Management LLC (the “Sub-Adviser”), a Delaware limited liability company which is a minority-owned (approximately 17%), indirect subsidiary of BNY Mellon, serves as the Fund’s non-discretionary, sub-investment adviser. The Adviser allocates the Fund’s assets to Investment Funds that pursue long/short equity investment strategies, including opportunistic, growth, value and other strategies. The Adviser currently expects that the Fund’s allocation to “other” strategies may include, but is not limited to, market neutral, international (including emerging markets) and event-driven strategies.

The portion of the Fund’s assets that is allocated to each of opportunistic, growth, value and other strategies is expected generally to range from 15% to 35% of the Fund’s assets. The weightings of the strategies will vary over time and will depend on the Adviser’s assessment of prevailing market and economic conditions and its expectations regarding the performance of the investment strategies and portfolio managers. In addition, allocations of the Fund’s assets among strategies will be affected by other factors, including market conditions, changes in the values of the Fund’s investments in Investment Funds, timing of investments in and withdrawals from Investment Funds, liquidity limitations, capacity limitations imposed by Investment Funds and changes in investment approaches used by the portfolio managers.

The following is a further description of the long/short strategies employed by the Investment Funds during the year ended March 31, 2019:

Opportunistic: The opportunistic approach to long/short equity investing combines growth and value approaches. Managers of opportunistic Investment Funds generally vary the composition of their investment portfolios depending on their assessment of the macro investment environment. Managers may take a value approach in anticipation of down markets. They may increase their allocations to growth companies as the market environment changes. Opportunistic managers may also actively manage their gross and net exposure based on the market environment and the opportunities it presents.

Growth: The growth approach to long/short equity investing seeks to take long positions in the stocks of companies with strong growth potential, while shorting the stocks of companies that lack growth prospects. The investment process for selecting stocks in which to invest primarily focuses on identifying companies that are experiencing or expecting to experience high levels of growth in earnings, profitability, sales or market share. Long/short growth managers may give significant weight to aggressive sales growth even if prior or current earnings are weak.

Mellon Optima L/S Strategy Fund, LLC

Notes to Consolidated Financial Statements

March 31, 2019

(1) Organization (continued):

Value: The value approach to long/short equity investing seeks to identify companies that trade at valuation metrics which the manager of an Investment Fund believes to be inexpensive and undervalued (for long investments) or expensive and overvalued (for short investments) when compared with relevant benchmarks. Value long/short managers use traditional valuation metrics, such as price-earnings (P/E) ratios, price-to-book ratios, and dividend yield in an attempt to identify undervalued (long) or overvalued (short) companies. Often considered contrarians, value managers may tend to take long positions in companies that are currently out of favor.

Other:

International: International long/short equity managers invest primarily in non-U.S. companies and may employ growth, value, or opportunistic approaches to building their portfolios. Certain managers may also make investments in emerging markets.

Market Neutral: Market neutral investment strategies seek to generate investment returns with low correlation to the performance of the overall equity and fixed income markets. Long/short market neutral equity strategies attempt to neutralize the risk of fluctuations in the equity markets by constructing two diversified portfolios of equity securities, one comprised of long positions in stocks believed to be undervalued, and the other comprised of short positions in stocks believed to be overvalued. As a result, the return of an Investment Fund that pursues a market neutral strategy can be expected primarily to be a function of its investment manager’s ability to identify investment opportunities, rather than a function of general market movements. The low correlation of returns of market neutral investment strategies to the equity and fixed income markets means that market neutral Investment Funds offer the potential to produce positive investment returns regardless of general market conditions.

Event-Driven: Event-driven strategies generally seek to profit from investments in companies that are, or are expected to be, involved in mergers and acquisitions, spin-offs, reorganizations, bankruptcies, share buybacks or other corporate events that are typically associated with substantial market price changes. The strategy also includes activist investment strategies pursued by managers that generally advocate for changes in corporate governance, policies, structure or goals to unlock value. These managers may take a public stance on their investments, openly confronting senior management and boards of directors in seeking to effect changes.

The Fund’s Board of Directors (the “Board”) has overall responsibility to manage and control the business affairs of the Fund, including the exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board has engaged the Adviser to provide investment advice regarding the selection of Investment Funds and to be responsible for the day-to-day management of the Fund. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser has engaged the Sub-Adviser, also a registered investment adviser under the Advisers Act, to assist it in performing certain of its duties.

The Sub-Adviser, as part of the Investment Fund selection process, conducts reviews of the managers of such funds, their investment processes and organizations, and may conduct interviews with references and industry sources to complete its evaluations. The Adviser utilizes the Sub-Adviser’s analyses and recommendations in selecting Investment Funds and making investment decisions on behalf of the Fund.

SEI Global Services, Inc. provides accounting, administrative and member services to the Fund.

Units of limited liability company interest in the Fund (“Units”) are offered solely to eligible investment management clients of BNY Mellon Wealth Management in private placement transactions exempt from registration under the Securities Act of 1933, as amended. Initial and additional subscriptions for Units by investors may be accepted at such times as the Fund may determine and are generally accepted monthly. The Fund reserves the right to reject any subscription for Units.

Mellon Optima L/S Strategy Fund, LLC

Notes to Consolidated Financial Statements

March 31, 2019

(1) Organization (continued):

The Fund has elected to be taxed as a corporation for Federal tax purposes and intends to elect to be treated as, and operate in a manner to qualify as, a “regulated investment company” (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

Units are offered at the net asset value per Unit, and each Unit purchased represents a capital investment in the Fund at that amount.

Units are not redeemable. However, the Fund from time to time makes offers to persons holding Units (“Members”) to repurchase Units at their net asset value. These offers are made at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Units from Members twice each calendar year, near mid-year and year-end. Members can transfer or assign their Units only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a Member, or (ii) with the written consent of the Adviser, which may be withheld in its sole and absolute discretion.

Generally, except as provided under applicable law or under the Fund’s Limited Liability Company Agreement, a Member will not be liable for the Fund’s debts, obligations and liabilities in any amount in excess of the value of Units held by such Member, plus such Member’s share of the Fund’s undistributed profits and assets.

(2) Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The financial statements have been consolidated and include the accounts of the Fund and the Fund Subsidiaries. Accordingly, all inter-company transactions and balances have been eliminated.

In October 2018, the Securities and Exchange Commission (the “SEC”) adopted amendments to certain disclosure requirements included in Regulation S-X (Disclosure Update and Simplification). The amendments, related to balance sheet presentation, removed the requirement to separately state the book basis components of net assets: undistributed net investment income, accumulated undistributed net realized gains (losses) and net unrealized appreciation/depreciation as of the balance sheet date. Instead, total distributable earnings are to be presented as of the balance sheet date. The amendment related to the Statement of Changes removed the requirement to separately state the sources of distributions paid. The Fund’s Consolidated Statement of Assets and Liabilities and Consolidated Statements of Changes in Net Assets in this report have been modified accordingly.

A. Valuation of the Fund and its Investments

In accordance with the authoritative guidance on fair value measurements under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received on the sale of an asset, or the amount paid to transfer a liability, in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•Level 2 — Quoted prices which are not active, quoted prices for restricted securities, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•Level 3 — Prices, inputs or exotic modelling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Mellon Optima L/S Strategy Fund, LLC

Notes to Consolidated Financial Statements

March 31, 2019

(2) Significant Accounting Policies (continued):

A. Valuation of the Fund and its Investments (continued)

Investments are classified within the level of the lowest significant input considered in determining fair value. If applicable, investments classified within Level 3, the fair value measurements of which consider several inputs, may include Level 1 or Level 2 inputs as components of the overall fair value measurement. As a general matter, Investment Fund investments are valued at the net asset value thereof as reported by the Investment Funds or their administrators, without adjustment.

The net asset value of the Fund is determined by or at the direction of the Adviser as of the close of business at the end of each calendar month and on any other date the Board may designate in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

The Board has approved procedures pursuant to which the Fund values its investments in Investment Funds at fair value. In accordance with these procedures, such fair value of the Fund’s interest in an Investment Fund ordinarily is the value of such interest as determined by the Investment Fund in accordance with its valuation policies as of the time of the Fund’s valuation. As a general matter, the fair value of the Fund’s interest in an Investment Fund represents the amount that the Fund could reasonably expect to receive from the Investment Fund if the Fund’s capital was withdrawn from the Investment Fund at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. All valuations of the Fund’s investments in Investment funds as of March 31, 2019 utilize financial information supplied by the Investment Funds or their administrators and are net of management fees and performance-based incentive fees or allocations payable to the Investment Funds’ managers or pursuant to the Investment Funds’ agreements. They do not reflect any early redemption or withdrawal fees that might be incurred in connection with a redemption or withdrawal as of the valuation date. In the event that an Investment Fund does not report a value to the Fund as of the end of a calendar month on a timely basis, the Fund determines the fair value of its interest in such Investment Fund based on the most recent value reported by the Investment Fund and consideration of any other relevant information available at the time the Fund values its portfolio. Pursuant to ASU 2015-07, the fair value of investments in Investment Funds is ordinarily measured using net asset value as the practical expedient and therefore excluded from the fair value hierarchy.

Shares of registered, open-end investment companies are valued at their net asset value. At March 31, 2019, all investments in affiliated investment companies were considered Level 1 of the fair value hierarchy.

B. Securities Transactions and Income

Securities transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from Investment Fund transactions are calculated on the average cost basis. The Investment Funds in which the Fund invests do not generally distribute income or realized gains from their underlying investment activity. Such undistributed amounts are captured in the values of the Investment Funds in the form of unrealized appreciation (depreciation).

C. Fund Costs

The Fund bears all expenses incurred in the ongoing business of the Fund including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; investment advisory fees; administration fees; Directors fees; legal fees; audit fees; tax advisory fees; accounting fees; costs of computing the Fund’s net asset value, including valuation services provided by third parties; costs of insurance; certain printing costs; custody fees; and expenses of meetings of the Board and Members.

D. Income Taxes

It is the policy of the Fund to continue to qualify as a RIC by complying with the applicable provisions of the Code. Under Subchapter M of the Code, each year that the Fund qualifies as a RIC and distributes to its Members generally at least 90% of its “investment company taxable income” (as defined in the Code, but without regard to the dividends paid deduction and net tax-exempt income), it will pay no U.S. federal income tax on the earnings or capital gains it

Mellon Optima L/S Strategy Fund, LLC

Notes to Consolidated Financial Statements

March 31, 2019

(2) Significant Accounting Policies (continued):

D. Income Taxes (continued)

distributes. This avoids a “double tax” on that income and net capital gains since holders of Units normally will be taxed on the dividends and net capital gains they receive from the Fund (unless their Units are held in a retirement account that permits tax deferral or the holder is exempt from tax).

Tax exempt U.S. Members generally will not incur unrelated business taxable income with respect to an investment in Units if they have not borrowed to make their investments.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing its tax return to determine whether it is “more-likely-than-not” (i.e., greater than 50%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current fiscal year. If the tax law requires interest or penalties to be paid on an underpayment of income taxes, such interest and penalties will be classified as income taxes in the income tax expense in the Consolidated Statement of Operations. During the current fiscal year, the Fund did not incur any interest or penalties. Each tax year in the four years ended September 30 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

For the quarter ended December 31, 2017, the Fund did not meet the RIC asset diversification requirement under Subchapter M of the Code at the Investment Fund / “partnership” level, but did meet the requirement at the underlying holdings / “look-through” level. It is an unsettled area of the Code whether a fund-of-fund that has elected to be treated as a RIC, like the Fund, must adhere to the asset diversification requirement at each of these levels. The Fund determined, however, that it was eligible to avail itself of the statutorily-prescribed cure provisions in Subchapter M of the Code in order to assure its RIC qualification for the tax year ended September 30, 2018, and utilized the Subchapter M cure provisions when it filed its tax return for the 2018 tax year. This required a $50,000 payment to be made by the Fund when it filed its 2018 tax return. To offset this payment, the Adviser agreed to waive $50,000 of fees payable to it pursuant to the Fund’s Investment Advisory Agreement (See Note 3). As of March 31, 2018, June 30, 2018, September 30, 2018, December 31, 2018 and March 31, 2019 the Fund met the RIC asset diversification requirement at both the Investment Fund / “partnership” level and the underlying holdings / “look-through” level, and expects to continue to do so.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than as short-term capital losses as was previously the case. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused, although this is not likely to affect the Fund.

During the tax year ended September 30, 2018, as a result of permanent book to tax differences, primarily due to the tax treatment of net operating losses and limited partnership adjustments, and disposition of passive foreign investment company investments, the Fund increased accumulated undistributed investment income-net by $8,529,936, decreased accumulated net realized gain (loss) on investments by $1,236,116, and decreased paid-in capital by $7,293,820.

The tax character of distributions paid to shareholders for the tax years ended September 30, 2018 and September 30, 2017 were as follows: long-term capital gains of $21,880,568 and $3,642,691, respectively.

At September 30, 2018, the components of accumulated earnings on a tax basis were as follows: undistributed capital gains $19,142,279 and unrealized appreciation $23,285,856. In addition, the Fund had currency losses after October 31, 2017 of $867,031 and ordinary losses after December 31, 2017 of $3,688,129, which were deferred for tax purposes to the first day of the following year.

Mellon Optima L/S Strategy Fund, LLC

Notes to Consolidated Financial Statements

March 31, 2019

(2) Significant Accounting Policies (continued):

D. Income Taxes (continued)

The cost of investments for federal income tax purposes is adjusted for items of accumulated taxable income allocated to the Fund from its investments. The allocated taxable income is reported to the Fund by Investment Funds taxable as partnerships on each such fund’s calendar year Schedule K-1. The aggregate cost of investments and the gross unrealized appreciation and depreciation on investments for federal income tax purposes as of March 31, 2019 are noted below.

Federal tax cost of investments	$170,109,764

Gross unrealized appreciation	12,696,337
Gross unrealized depreciation	(403,288)

Net unrealized appreciation	$12,293,049

E. Affiliated Investment Companies

Investments in affiliated investment companies during the year ended March 31, 2019 were as follows:

Affiliated Investment Company	Value at March 31, 2018	Purchases	Sales	Value at March 31, 2019	Dividend Income
Dreyfus Institutional Treasury Securities Cash Advantage Fund - Institutional Shares	$5,863,919	$108,358,756	$(108,474,715)	$5,747,960	$276,771

F. Cash and Short-Term Investments

Short-term investments consist of liquid investments with maturities of less than 90 days. At March 31, 2019, the Fund had $5,747,960 invested in Institutional Shares of Dreyfus Institutional Treasury Securities Cash Advantage Fund, an affiliated institutional money market fund, including $1,517,421 of assets segregated for payout of cash holdbacks related to repurchases of Units. See Note 8.

The Fund also holds $33,689 Hong Kong Dollars, which have a value of approximately $4,292 USD.

(3) Investment Advisory Fee and Other Transactions with Affiliates:

The Adviser provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement. Pursuant to that agreement, the Fund pays the Adviser a monthly fee, computed at the annual rate of 1.50% of the Fund’s net assets determined as of the close of business on the last day of the month (the “Investment Advisory Fee”). The Fund was charged investment advisory fees of $3,408,130 for the year ended March 31, 2019.

Pursuant to a Sub-Investment Advisory Agreement, the Adviser pays the Sub-Adviser a monthly fee, computed at the annual rate of 0.75% of the Fund’s net asset determined as of the close of business on the last day of the month.

The Fund has retained The Bank of New York Mellon (“BNYM”), a wholly-owned direct subsidiary of BNY Mellon, under a Custody Agreement to provide custody services to the Fund. In consideration for these services, BNYM is paid a fee by the Fund and also earns interest on cash balances of the Fund maintained with BNYM, including disbursement balances and balances arising from purchase and sale transactions. The Fund reimburses BNYM for certain expenses it incurs in providing services to the Fund. Pursuant to the Custody Agreement, the Fund was charged $22,800 for custody service fees and expenses for the year ended March 31, 2019.

Mellon Optima L/S Strategy Fund, LLC

Notes to Consolidated Financial Statements

March 31, 2019

(3) Investment Advisory Fee and Other Transactions with Affiliates (continued):

The Fund pays each Director who is not a director, officer or employee of the Adviser or its affiliates a $12,500 annual retainer and meeting attendance fees which range, depending on the meeting type and length, from $1,500 to $2,500 per meeting. The Chairman of the Board and Audit Committee Chairperson each are paid an additional annual retainer of $5,000. The Fund also reimburses Directors for their reasonable out-of-pocket expenses. The Fund paid Directors’ fees of $198,000 for the year ended March 31, 2019.

The Directors do not receive any pension or retirement benefits from the Fund.

(4) Investment Transactions:

During the year ended March 31, 2019, the Fund had aggregate contributions of capital to and withdrawals of capital from Investment Funds of $58,732,087 and $118,675,928, respectively.

(5) Indemnification:

In the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. The Fund’s maximum exposure under these arrangements is unknown. Future events could occur that lead to the execution of these provisions against the Fund. Based on the Fund’s history and experience, management believes that the likelihood of such an event is remote.

(6) Financial Instruments with Off-Balance Sheet Risk:

In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences, and equity swaps. The Fund’s risk of loss with respect to any Investment Funds is generally limited to the value of the Fund’s interest in that Investment Fund.

(7) Risk Factors:

An investment in the Fund involves a high degree of risk, including the risk that the entire amount invested may be lost. The Fund allocates assets to a select group of portfolio managers and invests in Investment Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including: risks arising from the volatility of the equity, fixed income, commodity and currency markets; risks of borrowings and short sales; risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets and the illiquidity of derivative instruments; and the risk of loss from counter-party defaults. No guarantee or representation is made that the Fund’s investment program will be successful.

The Fund’s interests in Investment Funds are themselves illiquid and subject to substantial restrictions on transfer. The Fund may liquidate an interest and withdraw capital from an Investment Fund pursuant to limited withdrawal rights. The illiquidity of these interests may adversely affect the Fund if it is unable to withdraw its investment in an Investment Fund promptly after it determines to do so.

The Investment Funds generally provide for periodic capital withdrawals or redemptions, with some Investment Funds having lock-up provisions under which capital withdrawals or redemptions are prohibited for a specified period following the date of the Fund’s investment. Certain Investment Funds permit early withdrawals or redemptions prior to expiration of these periods, subject to approval, but in connection therewith may charge penalties which, generally, are determined as a percentage of the amount of the withdrawal or redemption. Additionally, certain Investment Funds may amend their liquidity provisions and impose additional lock-up restrictions or may suspend or otherwise restrict the ability of their investors (including the Fund) to redeem their interests in or withdraw their capital from the funds.

In order to satisfy certain prohibitions on affiliated transactions imposed by the 1940 Act, the Fund may limit its investment position in any one Investment Fund to less than 5% of the Investment Fund’s outstanding voting securities. However, to facilitate investments in Investment Funds deemed attractive by the Adviser, the Fund may purchase non-voting securities of, or waive irrevocably its right to vote securities of, certain Investment Funds. In cases where the

Mellon Optima L/S Strategy Fund, LLC

Notes to Consolidated Financial Statements

March 31, 2019

(7) Risk Factors (continued):

Fund purchases non-voting securities of, or waives its right to vote securities of, an Investment Fund, the Fund may not be entitled to vote on certain matters that require the approval of security holders of the Investment Fund, possibly including matters that may adversely affect the Fund and Members.

(8) Unit Repurchases:

The following is a summary of the Fund’s repurchases of Units during the year ended March 31, 2019:

Repurchase Value Date	Commencement Date of Offer	Expiration Date of Offer	Number of Repurchased Units	Value of Units Repurchased
June 30, 2018	March 26, 2018	April 20, 2018	209,273	$19,179,592
December 31, 2018	September 21, 2018	October 19, 2018	186,040	$14,094,038

The Fund initially paid approximately 95% of the estimated value of the repurchased Units to Members within one month after the value of the Units was determined for purposes of repurchase. The remaining amount payable by the Fund with respect to these Units is expected to be paid no later than June 14, 2019.

(9) Subsequent Events:

On March 25, 2019, the Fund offered to repurchase up to $40,000,000 of Units from Members at a price equal to their net asset value determined as of June 30, 2018 (the “Offer”). The Offer was amended on April 12, 2019, to increase to up to $75,000,000 the amount of Units that the Fund, and in connection with that amendment, the expiration of the Offer was extended until April 26, 2019.

On April 25, 2019, the Sub-Adviser announced that it has entered into an agreement to be acquired by FWM Holdings, LLC, the parent of Forbes Family Trust (“FFT”). The closing of the acquisition, which is subject to various conditions, is expected to occur during the third quarter of 2019. The Adviser has been advised by the Sub-Adviser that this transaction is not expected to result in any material change in the nature, scope or quality of services provided to the Adviser and the Fund by the Sub-Adviser or in any change in key personnel providing those services. On April 26, 2019, the Fund notified Members of the transaction and extended the expiration of the Offer until May 10, 2019.

The Fund received tenders of and accepted for repurchase pursuant to the Offer, Units with an estimated value of $59,869,545, based on the value of Units determined as of March 31, 2019. Pursuant to the terms of the Offer, the Fund will initially pay out 95% of the estimated net asset value of repurchased Units (determined as of June 30, 2019) (or 100% of such estimated net asset value in the case of Members who tendered 95% or less of their Units) by approximately July 31, 2019 (the “Initial Payment”). Following completion of the audit of the financial statements of the Fund for the year ending March 31, 2020, the Fund will make a payment to each Member who tendered Units in the Offer in an amount equal to the excess, if any, of (a) the net asset value as of June 30, 2019 of the repurchased Units, as such value may be adjusted based on such audit, over (b) the amount of the Initial Payment, plus interest on such excess amount.

Ernst & Young LLP 5 Times Square New York, NY 10036-6530	Tel: +1 212 773 3000 Fax: +1 212 773 6350 www.ey.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Members of Mellon Optima L/S Strategy Fund, LLC

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Mellon Optima L/S Strategy Fund, LLC (the “Fund”), including the consolidated schedule of investments, as of March 31, 2019, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the consolidated financial position of the Fund at March 31, 2019, the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 2019, by correspondence with the custodian and management and custodians of the investment funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2004.

New York, New York

May 29, 2019

A member firm of Ernst & Young Global Limited

Factors Considered by the Board of Directors in Approving Advisory Agreements (Unaudited)

The 1940 Act requires that for an investment advisory agreement to remain in effect after an initial two year term, the continuance of the agreement must be approved annually by a fund’s board of directors, including a majority of the directors who are not “interested persons,” as defined by the 1940 Act, of the fund (“Independent Directors”), voting separately. At a meeting of the Board of Directors (the “Board”) of Mellon Optima L/S Strategy Fund, LLC (the “Fund”) held on December 10, 2018, the annual continuances of the investment advisory agreement between the Fund and Mellon Hedge Advisors LLC (the “Adviser”) and the sub-investment advisory agreement between the Adviser and Optima Fund Management LLC (the “Sub-Adviser”), pursuant to which the Sub-Adviser provides sub-advisory services to the Adviser in connection with the management of the Fund’s investment portfolio (together, the “Advisory Agreements”), were each approved unanimously by the Board and by the Independent Directors. In determining to approve continuances of the Advisory Agreements, the Board conducted the review and made the determinations described below. In conducting this review and in making such determinations, the Independent Directors received, reviewed and discussed information provided by the Adviser and the Sub-Adviser in response to written requests prepared on their behalf by their independent counsel. Representatives of the Adviser and the Sub-Adviser attended the meeting to provide additional information and to respond to questions and comments arising in connection with the Board’s review of these materials and its deliberations.

The information requested by the Independent Directors and reviewed by the Board included, among other things:

(i)

Financial and Profitability Data: Financial statements of the Adviser, the Sub-Adviser and The Bank of New York Mellon Corporation (“BNY Mellon”), the parent of the Adviser, as well as analyses of the profitability of the Adviser and the Sub-Adviser attributable to the Fund;

(ii)

Management Teams and Operations: The Forms ADV of the Adviser and the Sub-Adviser, as well as information concerning the Adviser’s and the Sub-Adviser’s executive management and organizational structures;

(iii)	Comparative Performance and Fees: Analyses prepared by the Adviser comparing the Fund’s investment performance, investment advisory fee and expense ratio to those of peer groups of similar funds; and

(iv)

Other Benefits: Information concerning indirect benefits flowing to the Adviser and its affiliates and to the Sub-Adviser from their relationships with Fund, as well as information about the ownership of the Adviser by BNY Mellon and BNY Mellon’s ownership of a minority interest in the Sub-Adviser.

In considering the proposals to approve the continuation of each of the Advisory Agreements, the Board, including the Independent Directors, did not identify any single factor as all-important or controlling, and individual Directors did not necessarily attribute the same weight or importance to each factor as did other Directors. The Board determined that the fees payable to each of the Adviser and the Sub-Adviser under the respective Advisory Agreements are fair and reasonable in relation to the nature, scope and quality of the services provided by each, and that the advisory fee payable by the Fund is appropriate in light of the fees payable by other similar registered funds of hedge funds. The following summary describes some, but not all, of the information and matters considered by the Board in making its determinations, and discusses the factors that figured prominently in the Board’s determinations.

Nature, Scope and Quality of Services

The Board considered the nature, scope and quality of the services provided by the Adviser and the Sub-Adviser. In their deliberations, the Directors were mindful of the fact that, by choosing to invest in the Fund, the Fund’s investors have determined to entrust the Adviser with the responsibility to manage the assets of the Fund, under the supervision of the Board and utilizing advice provided by the Sub-Adviser.

Among the specific factors the Board reviewed were the investment management, administrative, compliance and other services provided by each of the Adviser and the Sub-Adviser. In this regard, the Board reviewed a summary of the various support activities the Adviser, the Sub-Adviser and BNY Mellon perform as part of the investment process and operations of the Fund.

The Board considered the background and experience of the Adviser’s and the Sub-Adviser’s investment personnel and considered information it was provided regarding the Adviser’s and the Sub-Adviser’s organizations, personnel and resources. It also considered the differing scope and nature of the investment advisory services provided by the Adviser and the Sub-Adviser, respectively. In its deliberations, the Board focused in particular on the Adviser’s and the Sub-Adviser’s expertise with regard to the selection process of portfolio funds in which the Fund invests (“Portfolio Funds”) and the comprehensive review of Portfolio Funds, the qualifications and experience of the staff of the Adviser and the Sub-Adviser providing services, and the Sub-Adviser’s commitment to thorough due diligence. The Board also noted the ongoing due diligence and analysis that the Sub-Adviser provides to the Adviser after the Fund has invested in a Portfolio Fund. In addition, the Board noted other Fund-related services provided by the Sub-Adviser that benefit the Fund, including the assistance the Sub-Adviser provides relating to the Fund’s tax compliance testing and client education services.

Based on consideration of these matters, the Board determined that each of the Adviser and Sub-Adviser was providing all required services and that the services provided by each of them were of high quality.

Investment Performance

The Board considered the investment performance of the Fund over various periods relative to the performance of its benchmark, the HFRX Equity Index, and relative to the performance of the S&P 500 Index. In this regard, the Board was cognizant of the fact that the Fund’s investment strategy is not intended to seek returns that closely correlate to the returns of the broader equity securities markets, as represented by market indices such as the S&P 500 Index, and recognized that information relating to the S&P 500 Index was included in materials furnished to the Board to facilitate an assessment of the correlation of the Fund’s investment returns to those of the equity market generally and not to serve as a benchmark against which to evaluate the Fund’s performance. In addition, the Board reviewed the performance of the Fund compared to the performance of other long/short equity, 1940 Act registered funds of hedge funds that the Adviser and the Sub-Adviser view as the Fund’s performance peers.

The Board reviewed the Fund’s 1-, 3-, 5- and 10-year trailing performance returns relative to the HFRX Equity Index and compared the Fund’s performance to the performance of peer group funds for various annual periods. The Board noted that the Fund outperformed the HFRX Equity Index in a majority of the reporting periods presented, and also outperformed that index in 2018 year-to-date through September 30. In evaluating the Fund’s investment performance, the Board noted that the Fund generally performed favorably as compared to peer group funds during various recent 1-year trailing periods. In addition, although the performance of the Fund over various recently completed three-year periods generally lagged the performance of peer group funds, it was noted that for the period March 1, 2016 to September 30, 2018 the Fund produced a cumulative return of 17.15% and positive returns in 22 of 31 months during that period. After consideration of this information, the Board concluded that the Fund’s investment performance has been satisfactory, both in comparison to its benchmark and its peer group.

Advisory Fee and Other Expenses

The Board also reviewed the advisory fee and expense ratio of the Fund as compared to those of a peer group of 12 other 1940 Act registered funds of hedge funds. It noted that the Fund pays a monthly advisory fee computed at the annual rate of 1.50% of the Fund’s net assets, and that the Adviser pays a monthly fee to the Sub-Adviser computed at the annual rate of 0.75% of the Fund’s net assets, each determined based on the Fund’s net assets as of the close of business on the last day of the month. The Board also noted that, although the fee paid to the Adviser is at the high end of peer group asset-based advisory fees, certain of the peer group funds that pay or bear lower advisory fees also pay performance-based fees and that several funds in the peer group that have lower advisory fee rates than the Fund pay distribution, management, or servicing fees, and have expense ratios that are higher than that of the Fund, which does not pay such fees. In this regard, the Board observed that the Fund’s total operating expense ratio was 1.974% for the fiscal year ended March 31, 2018, which placed it eleventh (lowest) out of eighteen funds, or near the middle of its peer group, and that four of the funds with lower expense ratios than the Fund have significantly greater net assets than the Fund (allowing them to achieve greater expense economies).

The Board noted that, because the Fund is a fund of funds, Fund investors bear not only the fees and expenses of the Fund itself, but also indirectly bear the fees, including asset-based fees and performance-based allocations and fees, and other expenses of the Portfolio Funds in which the Fund invests. It also noted that investors in the Fund generally also bear investment advisory fees payable for services unrelated to the Fund provided to them by BNY Mellon Wealth Management.

As part of its evaluation of the appropriateness of the Fund’s advisory fee, the Board considered the portion of the advisory fee retained by the Adviser in relation to the fee paid by the Adviser to the Sub-Adviser. In this regard, the Board was cognizant of the fact that BNY Mellon has approximately a 17% ownership interest in Optima Group Holdings LLC, the parent of the Sub-Adviser, and concluded that the disparate ownership of the Adviser and the Sub-Adviser support the view that the fee payable to the Sub-Adviser represents an arm’s length fee arrangement between the two firms. This conclusion was also supported by other factors and information considered by the Board. Thus, the Board concluded that the portion of the Fund’s advisory fee retained by each of the Adviser and the Sub-Adviser is reasonable in relation to the services provided by each firm.

The Board concluded that the advisory fee payable by the Fund to the Adviser and the advisory fee payable by the Adviser to the Sub-Adviser under the Advisory Agreements are each fair and reasonable in relation to the nature and quality of the services provided by the Adviser and the Sub-Adviser, respectively, and further concluded that the advisory fee payable by the Fund was appropriate in relation to the advisory fees paid by other similar 1940 Act registered funds of hedge funds.

The Advisers’ Profitability

The Board considered the profitability of each of the Adviser and the Sub-Adviser derived from providing advisory and sub-advisory services, respectively, to the Fund during the past three completed calendar years, as well as the differing methodologies used by each firm to compute such profitability and to determine the various direct and indirect expenses they incurred in providing services to the Fund. In this regard, the Board concluded that the profits derived by each firm from the Fund were reasonable and not excessive given the quality and scope of services provided to the Fund. It recognized and considered in reaching this conclusion the fact that BNY Mellon indirectly shares in profits realized by the Sub-Adviser because of its ownership of an interest in the Sub-Adviser’s parent.

Economies of Scale

The Board also considered the extent to which economies of scale in the costs of providing advisory services to the Fund might be realized by the Adviser and the Sub-Adviser as the assets of the Fund grow. However, the Board noted in this regard that the net assets of the Fund have in recent years been declining as a result of the Fund’s repurchases of units of limited liability company interest in the Fund. Therefore, the Board concluded that the Fund’s existing asset level does not currently warrant the introduction of any reduction or break point in the rate at which the Fund’s advisory fee is computed.

Other Benefits

As part of its review, the Board also considered the extent to which BNY Mellon and its affiliates, or the Sub-Adviser, may derive other benefits as a result of their relationships with the Fund. It determined that, although there are certain such benefits which may possibly accrue to BNY Mellon and the Sub-Adviser, such benefits cannot be precisely determined or quantified, and that those benefits are not likely to be economically significant.

*    *    *

The foregoing factors and considerations were among those weighed by the Board in determining whether to approve the annual continuances of the Advisory Agreements. Based on such factors and considerations, and other matters considered, the Board and the Independent Directors determined that the continuance of each of the Advisory Agreements was appropriate and in the best interests of the Fund and investors in the Fund, and unanimously approved the continuances of the Advisory Agreements.

Directors and Officers (Unaudited)

The following table lists the Fund’s directors and officers; their ages, addresses and years of birth; their position(s) with the Fund; the length of time holding such position(s) with the Fund; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies; and total remuneration paid as of the year ended March 31, 2019. The Fund’s Confidential Offering Memorandum includes additional information about the Fund’s directors and is available, without charge to qualified clients of BNY Mellon Wealth Management, upon request by writing Mellon Optima L/S Strategy Fund, LLC at One Boston Place, Suite 024-0071, Boston, MA 02108 or calling toll free 1-877-257-0004.

Independent Directors

Name (Age), Position(s) with Fund, Address and Year of Birth	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director Outside Fund Complex	Director Remuneration (year ended March 31, 2019)
Robert Bowen (82), Director c/o Mellon Optima L/S Strategy Fund One Boston Place, Suite 024-0071 Boston, MA 02108 1937	Term – Indefinite Length – Since December 2008	Retired; Board Member, Friends of Foster Children (2013-present); formerly Executive Vice President, Callan Associates	1	None	$28,500

Robert J. Dwyer (75), Director c/o Mellon Optima L/S Strategy Fund One Boston Place, Suite 024-0071 Boston, MA 02108 1943	Term – Indefinite Length – Since December 2008	Retired; Advisory Director of Morgan Stanley & Co. and President of Dwyer Family Foundation	1	Bimini Capital Management, Inc. (REIT); Mas-Tec Inc. (special construction)	$27,000

Carla Diane Hunter (64), Director and Chair of Audit Committee c/o Mellon Optima L/S Strategy Fund One Boston Place, Suite 024-0071 Boston, MA 02108 1954	Term – Indefinite Length – Since December 2008	Chief Executive Officer and Chief Investment Officer, Weizmann Global Endowment Trust, 2002-present	1	None	$32,000

Arthur Williams III (77), Director c/o Mellon Optima L/S Strategy Fund One Boston Place, Suite 024-0071 Boston, MA 02108 1941	Term – Indefinite Length – Since December 2008	Retired; former President and Chief Investment Officer, 1994-2011 and former Chairman, 2011-2012, Pine Grove Associates, Inc.	1	None	$28,500

Rodney S. Yanker (59), Director c/o Mellon Optima L/S Strategy Fund One Boston Place, Suite 024-0071 Boston, MA 02108 1959	Term – Indefinite Length – Since December 2008	Co-Founder and Senior Partner, Alternative Asset Managers, LP, 2004-present	1	None	$28,500

Interested Director

Name (Age), Position(s) with Fund, Address and Year of Birth	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director Outside Fund Complex	Director Remuneration (year ended March 31, 2019)
Newton P.S. Merrill (79), Director (Chairman) c/o Mellon Optima L/S Strategy Fund One Boston Place, Suite 024-0071 Boston, MA 02108 1939	Term – Indefinite Length – Since December 2008	Retired; formerly Senior Executive Vice President, The Bank of New York, Inc.	1	M&T Bank Corporation and M&T Bank	$32,000

Principal Officers Who Are Not Directors

Name (Age), Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Ted A. Berenblum (59) BNY Mellon Wealth Management 200 Park Avenue, 8th Floor New York, NY 10166 1960	President and Chief Executive Officer	Term – Indefinite Length – Since June 2015	Managing Director and Head of Alternative Assets, BNY Mellon Wealth Management Group (since September 2008). Vice President, Mellon Hedge Advisors, LLC (since 2009). Managing Director and Head of Ultra High Net Worth Investments, Citi Wealth Management (2005-2008).

Jennifer L. Carnes (47) BNY Mellon Wealth Management 500 Grant St, 39th Floor Pittsburgh, PA 15258 1971	Vice President, Treasurer and Chief Financial Officer	Term – Indefinite Length – Since September 2010	Vice President, BNY Mellon Wealth Management Group (since 2014), and Vice President, Mellon Hedge Advisors, LLC (since 2015); formerly Vice President BNY Mellon Asset Management (2000-2014)

Scott Barber (54) Chief Compliance Officer c/o BNY Mellon 200 Park Avenue 8th Floor New York, NY 10166	Chief Compliance Officer	Term – Indefinite Length – Since January 2019	Managing Director and Head of BNY Mellon Wealth Management Compliance (since 2011), Chief Compliance Officer, Mellon Hedge Advisors, LLC (since January 2019), Chief Compliance Officer BNY Investment Strategy and Solutions, LLC (since January 2019)

Peter M. Sullivan (51) BNY Mellon Corporation One Boston Place, Suite 024-0081 Boston, MA 02108 1968	Secretary	Term – Indefinite Length – Since February 2009	Managing Counsel – Investment Management and Managing Director, BNY Mellon (since 2008); formerly Senior Counsel and Vice President, Mellon Financial Corporation (2004-2008)

Anthony J. Mastrocola (42) BNY Mellon Wealth Management One Boston Place, Suite 024-0071 Boston, MA 02108 1977	Vice President	Term – Indefinite Length – Since October 2008	Vice President, BNY Mellon Wealth Management Group (since 2004), Vice President, Mellon Hedge Advisors, LLC (since 2005)

Terry Sylvester Charron (55) BNY Mellon Wealth Management One Boston Place, Suite 024-0104 Boston, MA 02108 1963	Vice President	Term – Indefinite Length – Since December 2015	Vice President, BNY Mellon Wealth Management Group and Vice President, Mellon Hedge Advisors, LLC; formerly Director of Alternative Strategies

Item 2. Code of Ethics.

On February 22, 2005, the Registrant adopted a Code of Ethics, as defined in Item 2(b) of Form N-CSR that applies to the Principal Executive Officer and Principal Financial Officer. For the fiscal year ended March 31, 2019, there were no substantive amendments to a provision of the Code of Ethics nor were there any waivers granted from a provision of the Code of Ethics to the Registrant’s Principal Executive Officer or Principal Financial Officer that relates to any element of the definition of code of ethics as enumerated in Item 2(b) of Form N-CSR. A copy of the Registrant’s Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer is filed as an exhibit to this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has one audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. The audit committee financial expert serving on the Registrant’s audit committee is Carla Diane Hunter, who is “independent” pursuant to paragraph (a)(2) of Item 3 of Form N-CSR. Ms. Hunter is the Chief Executive Officer and Chief Investment Officer of Weizmann Global Endowment Management Trust, and formerly served as the Director of Investments and Treasury of the Museum of Modern Art, New York City. She has been a member of the Registrant’s audit committee since December 1, 2008.

Item 4. Principal Accountant Fees and Services.

(a)

AUDIT FEES: The aggregate fees billed for professional services rendered by the principal accountant, Ernst & Young LLP, for the audit of the Registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings for the fiscal years ended March 31, 2019 and 2018 were $104,500 and $103,000, respectively.

(b)

AUDIT RELATED FEES: The aggregate fees billed in the fiscal years ended March 31, 2019 and 2018 for assurance and related services by Ernst & Young LLP that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $7,920 and $7,800, respectively. The nature of the services comprising the fees disclosed under this Item include: the examination of investments as required by Rule 17f-2 of the Investment Company Act of 1940.

(c)

TAX FEES: The aggregate fees billed in the fiscal years ended March 31, 2019 and 2018 for professional services rendered by Ernst & Young LLP for tax compliance, tax advice, and tax planning were $64,389 and $95,183, respectively. Services rendered included the preparation and filing of U.S. federal, state and local tax returns.

(d)	ALL OTHER FEES: No such fees were billed to the Registrant by Ernst & Young LLP in the fiscal years ended March 31, 2019 and 2018.

(e)

(1) AUDIT COMMITTEE PRE-APPROVAL POLICY: The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(2) None, or 0% of the services described in each of paragraphs (b) through (d) of this Item 4 were approved by the Registrant’s audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant’s investment advisers, and any entity controlling, controlled by or under common control with the advisers that provides ongoing services to the Registrant for the fiscal years ended March 31, 2019 and 2018 were $45,560,354 and $27,707,928, respectively.

(h)

Because all of the non-audit services rendered to the Registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”) that relate directly to the Registrant’s operations and financial reporting were pre-approved by the Registrant’s audit committee of the Board of Directors, and no such non-audit services were not pre-approved, the audit committee was not asked to consider whether the provision of non-audit services rendered to the Registrant’s Service Affiliates which were not pre-approved by the Registrant’s audit committee is compatible with maintaining the principal accountant’s independence..

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Investments

(a)	The Consolidated Schedule of Investments in securities of unaffiliated issuers is included as part of the Annual Report to Investors filed under Item 1 of this Form N-CSR.

(b)	Not applicable to this filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are as follows:

MELLON HEDGE ADVISORS, LLC POLICIES AND PROCEDURES
Chapter: PROXY VOTING	Document Number: 504
Section:	Issued/Revised Date: Revised 3/2012
Subject:	Page Number: 1
Issuing Department: COMPLIANCE	Responsible Department: INVESTMENT COUNCIL

BACKGROUND:	Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

REFERENCE:	Rules 206(4)-6 and 204-2 under the Investment Advisers Act of 1940.

POLICY:	Mellon Hedge Advisors, LLC (“MHA” or the “Firm”), as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Given the nature of securities purchased (interests in unregistered investment vehicles, or “Investment Funds”) for our fund of hedge funds clients that are registered investment companies under the Investment Company Act of 1940 (the “ICA”), it may be advisable, at times, to irrevocably waive voting rights on certain securities. In such cases, the investment management agreement provides the authority to waive such rights on behalf of our clients.

For purposes of this policy, the ICA definition of voting security (Section 2(a)(42)) will be used: “Voting security” means any security presently entitling the owner or holder thereof to vote for the election of directors of a company.

Waiver of Voting Rights for Registered Investment Company Clients

In managing assets of a fund of hedge funds, MHA expects to purchase a class of non-voting securities or enter into an agreement, typically before purchase, to relinquish the right to vote in respect of its investments in Investment Funds. For any Investment Fund for where MHA does not do either of the foregoing (and it does not anticipate that it would not be able to do so), it intends to limit its holdings of the relevant Investment Fund to less than 5% of the Investment Fund’s voting securities.

Where a separate non-voting security class is not otherwise available, MHA would seek to create by contract the same result as owning a non-voting security class: namely, a security that affords its registered fund client, and each subsequent holder, no legal right to vote. This result would be accomplished through a written agreement between MHA on behalf of the registered fund client and the Investment Fund where MHA and the registered fund irrevocably foregoes the right to vote, and does so in a manner that legally binds both the fund and all subsequent holders. The agreement also will include a statement of the parties’ intention that the agreement should be interpreted broadly to effect the parties’ desire that the fund’s interest be identical to that of a separate non-voting class. The form of the agreement is attached to this policy as Exhibit A. In each instance, MHA will determine if the fund will waive the fund’s voting rights. When it does so, MHA will consider only the interests of the fund and not the interests of MHA or those of MHA’s other clients.

MHA will vote proxies received in accordance with its client’s guidelines, if any, for proxy voting. We maintain written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

In addition, due to the nature of the securities in which we invest and our ability to waive voting rights as disclosed above, MHA will seek advice from fund counsel when necessary to determine whether the subject matter of a solicitation sent by an Investment Fund to a class of interests holders is such that the class of interests may be deemed to be a “voting security” under the ICA. Generally, however, MHA will not seek to vote on any matters presented to it where it has waived its rights to vote.

RESPONSIBILITY:	The Investment Council has the responsibility for the implementation and monitoring of our proxy voting policy and practices.

The Chief Compliance Officer has the responsibility to ensure that the firm’s proxy voting policy is properly disclosed to its clients and to assist the Investment Council in analyzing and resolving conflicts of interest.

PROCEDURES:	MHA has adopted procedures to implement the firm’s policy and reviews to monitor and insure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

Voting Procedures

• All employees will forward any proxy or similar materials received on behalf of clients to an employee designated by the Investment Council;

•	The designated employee will determine which client accounts hold the security to which the proxy relates;

•	The designated employee will summarize the information and identify any known material conflicts for the Investment Council.

•	The Investment Council will review the proxy and assess, for its registered fund clients, whether fund counsel should be consulted to assist in determining whether the subject matter of a solicitation sent by an Investment Fund to a class of interests holders is such that the class of interests may be deemed to be a “voting security” under the ICA.

•	Where MHA has waived its rights to vote, MHA will generally not seek to vote on the matter even if the matter is such that the class of interests would not be deemed a “voting security”. MHA will consult with counsel as needed to determine if a vote or other action is needed.

•	The Investment Council will review the proxy and will assess whether there is any conflict of interest as a result of an employee’s personal relationships and/or due to any special circumstances arising during the conduct of the Adviser’s business. If any conflict exists for any member of the Council, he or she will promptly notify the other Council members and the Chief Compliance Officer of the conflict.

•	The Investment Council, the Chief Compliance Officer, and MHA’s legal department, if appropriate, will determine if the conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence MHA’s decision making in voting the proxy. MHA will maintain a record of all materiality determinations.

•	If it is determined that a conflict of interest is not material, MHA will vote the proxies as determined by the Investment Council, by meeting or vote in lieu of meeting, notwithstanding the existence of the conflict.

•	If it is determined that a conflict of interest is material, the Chief Compliance Officer and Investment Council Chairman will consult with legal to determine a method to resolve such conflict. Such methods may include but are not limited to disclosing the conflict to the client and obtaining consent before voting, engaging a third party to recommend a vote, engaging another party on behalf of the client to vote the proxy on its behalf.

•	The designated MHA employee will vote the proxy as determined above in a timely and appropriate manner and shall maintain written records of the vote including, if applicable, a written record of the method used to resolve a material conflict of interest.

Disclosure

•	MHA will provide conspicuously displayed information in its Disclosure Document, if required, summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how MHA voted a client’s proxies, and that clients may request a copy of these policies and procedures.

Client Requests for Information

•	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the above referenced designated employee.

•	In response to any request the designated employee will prepare a written response to the client with the information requested, and, as applicable, will include the name of the issuer, the proposal voted upon, and how MHA voted the client’s proxy with respect to each proposal about which client inquired.

Voting Guidelines

•	In the absence of specific voting guidelines from the client, MHA will vote proxies in the best interests of each particular client. MHA’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on MHA’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

•	MHA will generally vote with management’s recommendations on routine corporate housekeeping proposals such as the selection of auditors absent conflicts of interest raised by an auditor’s non-audit services.

•	When MHA has waived rights to vote for a registered fund client and the issue presented for vote is such that the class of interests would be deemed a “voting security”, MHA will not vote on the matter.

•	Other matters will be voted on a case-by-case basis.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	IDENTIFICATION OF PORTFOLIO MANAGERS: The table below provides information concerning the persons employed by Mellon Hedge Advisors, LLC, the Registrant’s investment adviser (the “Adviser”) and Optima Fund Management LLC, the Registrant’s sub-investment adviser (the “Sub-Investment Adviser”) who are primarily responsible for the day-to-day management of the Registrant’s portfolio by virtue of their membership on the investment council or committee of their respective firms (each, an “Investment Committee”). All information provided in the table is as of March 31, 2019. No single individual has exclusive responsibility for investment recommendations or decisions concerning the Registrant.

The Adviser

Name	Title, Length of Service and Business Experience in Last Five Years

Ted A. Berenblum	Managing Director and Head of Alternative Assets, BNY Mellon Wealth Management Group (since September 2008).Vice President, Mellon Hedge Advisors, LLC (since 2009). Managing Director and Head of Ultra High Net Worth Investments, Citi Wealth Management (2005 – 2008).

Terry Sylvester Charron	Vice President and Senior Portfolio Manager (since 2010), BNY Mellon Wealth Management Group, Vice President, Mellon Hedge Advisors, LLC (since 2012).

Patrick T. Crowe	Managing Director (since 2003), National Director of Investment Analytics Advisory and Solutions (since 2014), Regional Managing Director II (2008-2014), Head of Personal Asset Management (2005-2007) Director of Equity Research (2003-2005) and Vice President ( 1993-2002), BNY Mellon Wealth Management Group.

Anthony Mastrocola	Vice President (since July 2009) and Assistant Vice President (2004 – July 2009), BNY Mellon Wealth Management Group. Vice President (since 2009) and Assistant Vice President (2005-2009), Mellon Hedge Advisors, LLC. Vice President (since 2010) and Assistant Vice President (October 2008- 2010), Mellon Optima L/S Strategy Fund.

Ridgway H. Powell	Managing Director, BNY Mellon Wealth Management Group (since 1998). Vice President, Mellon Hedge Advisors, LLC (since 2005).

Andrew Tepper	Managing Director, BNY Mellon Wealth Management Group (since 2008), Vice President, Mellon Hedge Advisors, LLC (since 2014).

The Sub-Investment Adviser

Name	Title, Length of Service and Business Experience in Last Five years

Dixon Boardman	Managing Member (since 1988), Optima Fund Management LLC.

Thomas Gimbel	Executive Managing Director, Chief Portfolio Risk Officer, Optima Fund Management LLC (since 2004).

Geoffrey Lewis	Chief Financial Officer, Chief Operations Risk Officer and Chief Compliance Officer, Optima Fund Management LLC (since 1989).

Michael Spelman	Co- Chief Investment Officer, Optima Fund Management LLC (since March 2012). Managing Director, Oppenheimer Asset Management (2009-2012), Senior Director, Optima Fund Management LLC (2005-2009).

Yehuda Spindler	Director, Sector Head, Optima Fund Management LLC (since 2006).

(a)(2)(i)-(iii) OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS:

The table below indicates for each member of the Investment Committee of the Adviser and the Sub-Investment Adviser information about the other accounts over which such person has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of March 31, 2019. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

The Adviser

Name	Other Accounts Managed by the Portfolio Managers

Ted A. Berenblum	Other Registered Investment Companies: None. Other Pooled Investment Vehicles: None. Other Accounts: None.

Terry Sylvester Charron	Other Registered Investment Companies: None. Other Pooled Investment Vehicles: None. Other Accounts: 106 accounts with total assets of approximately $525 million

Patrick T. Crowe	Other Registered Investment Companies: None. Other Pooled Investment Vehicles: None. Other Accounts: None.

Anthony Mastrocola	Other Registered Investment Companies: None Other Pooled Investment Vehicles: None Other Accounts: None.

Ridgway H. Powell	Other Registered Investment Companies: None. Other Pooled Investment Vehicles: None. Other Accounts: None.

Andrew Tepper	Other Registered Investment Companies: None Other Pooled Investment Vehicles: None Other Accounts: None

The Adviser receives no fees based on the investment performance of any account.

The Sub-Investment Adviser

Name	Other Accounts Managed by the Portfolio Managers

Dixon Boardman

Other Registered Investment Companies: None.

Other Pooled Investment Vehicles: 12 entities with total assets of approximately $811 million.

Other Accounts: 7 accounts with total assets of approximately $172 million.

Thomas Gimbel

Other Registered Investment Companies: None.

Other Pooled Investment Vehicles: 12 entities with total assets of approximately $811 million.

Other Accounts: 7 accounts with total assets of approximately $172 million.

Geoffrey Lewis

Other Registered Investment Companies: None.

Other Pooled Investment Vehicles: 12 entities with total assets of approximately $811 million.

Other Accounts: 7 accounts with total assets of approximately $172 million.

Michael Spelman

Other Registered Investment Companies: None.

Other Pooled Investment Vehicles: 12 entities with total assets of approximately $811 million.

Other Accounts: 7 accounts with total assets of approximately $172 million.

Yehuda Spindler

Other Registered Investment Companies: None.

Other Pooled Investment Vehicles: 12 entities with total assets of approximately $811 million.

Other Accounts: 7 accounts with total assets of approximately $172 million.

The Sub-Investment Adviser receives a fee based upon the investment performance of:

•	No Registered Investment Companies.
•	12 Other Pooled Investment Vehicles with total assets of $811 million.
•	7 Other Accounts with total assets of approximately $172 million.

(a)(2)(iv) CONFLICTS OF INTEREST:

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise in this context are discussed below. For the reasons outlined below, the Registrant does not believe that any material conflicts are likely to arise out of the Investment Committees’ members’ responsibility for the management of the Registrant as well as one or more other accounts. The Adviser and the Sub-Investment Adviser have adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs.

Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another.

A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply. For example, an Investment Fund manager may inform the Adviser or Sub-Investment Adviser that the Investment Fund will accept only a specified aggregate investment from the firm, due to investment capacity constraints or other reasons. If the Adviser or Sub-Investment Adviser were to allocate a disproportionate amount of the investment opportunity to one or more accounts, and the Investment Fund outperformed other investments, the accounts participating on a disproportionate basis would outperform the remaining accounts and the remaining accounts would be disadvantaged. The Adviser generally does not invest the assets of any clients other than the Registrant in the types of Investment Funds in which the Registrant will invest. Although the Sub-Investment Adviser will invest assets of other clients in such Investment Funds, the Sub-Investment Adviser has policies that require a portfolio manager to allocate all investment opportunities in which the Registrant might invest in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives, subject to differences and exceptions resulting from consideration of the factors described below.

Conversely, a portfolio manager could favor one account over another in the amounts or the sequence in which orders to redeem interests in Investment Funds are placed. If a portfolio manager determines that a particular Investment Fund in which client accounts are invested is underperforming, its investment strategy is out of favor or the Investment Fund is otherwise no longer a desirable investment, but that Investment Funds imposes restrictions as to the amount it can or will redeem, the portfolio manager may not be able to redeem the desired amount as to each client. If the portfolio manager were to place redemption orders in disproportionate amounts for one or more clients or place certain redemption orders ahead of others (requiring others to wait until the next liquidation date), the remaining clients may be disadvantaged. When a portfolio manager, due to investment outlook, intends to redeem interests in an Investment Fund for more than one account, the policies of the Adviser and the Sub-Investment Adviser generally require that such orders be placed proportionately and at the same time, again subject to differences and exceptions as described below.

In order to ensure that the Sub-Investment Adviser will fairly allocate investment opportunities among its clients taking into account the legitimate needs and circumstances of each client, the Sub-Investment Adviser’s Investment Policy Committee and Portfolio Committee will consider the following factors, among other things, in allocating investment opportunities among clients, which factors may indicate the need for exceptions from a strict pro rata allocation: (i) any specific client requirements for underlying liquidity; (ii) client requirements for specific asset allocation; (iii) the imposition of penalty fees associated with withdrawal from such an investment in light of anticipated client liquidity needs or events; (iv) specific client requests to invest with a particular manager or to not invest with such a manager; (v) client cash inflows and outflows and available cash balances; (vi) the time of entry of such an investment opportunity; (vii) portfolio construction constraints; (viii) materiality of position; (ix) a client’s ERISA status, if applicable, and the existence of limitations at the Investment Fund level on investments by ERISA plans; and (x) specific client requirements to hold an actual meeting with underlying managers (which may result in a delay in making the implementation of a particular investment for such a client). In instances of limited manager capacity, the Sub-Investment Adviser will allocate such investment opportunities among clients as fairly as possible within specific client constraints.

A portfolio manager might have an incentive to favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Adviser or the Sub-Investment Adviser receives a performance-based advisory fee as to one account but not another, the portfolio manager may favor the account subject to the performance fee, whether or not the performance of that account directly determines the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below for a description of the structure of the compensation arrangements of the members of the Investment Committee of each firm. The Adviser charges no performance based advisory fees on any clients account. The Sub-Investment Adviser receives performance fees with respect to several accounts other than the Registrant. As noted above, however, both the Adviser and the Sub-Investment Adviser have policies designed to ensure equitable treatment of accounts, regardless of performance fees.

A portfolio manager might also seek to favor an account: (i) if the portfolio manager has a beneficial interest in the account, (ii) in order to benefit a large client or (iii) to compensate a client that previously had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Adviser or the Sub-Investment Adviser imposes certain trading restrictions and reporting requirements as to accounts in which a portfolio manager or certain family members have a personal interest in order to assist these firms in monitoring any such conflicts and to seek to ensure that such accounts are not favored over other accounts. In addition, both firms monitor dispersion of performance between similar accounts and seek to identify the reasons for such dispersion.

(a)(3) COMPENSATION OF PORTFOLIO MANAGERS:

The Adviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals and seeks to align the financial interests of the investment professionals with those of the Adviser. This is achieved, among other means, through incentive payments based in part upon their respective firm’s financial performance.

Compensation of the Adviser’s Portfolio Managers.

The Adviser has no employees of its own. All members of the Adviser’s Investment Council are employed and compensated by affiliates of The Bank of New York Mellon Corporation (“BNY Mellon”). Compensation arrangements of these investment professionals are determined on the basis of the investment professional’s overall services to the Adviser and one or more other BNY Mellon affiliated entities and not on the basis of any specific funds or accounts managed by these investment professionals. The structure of compensation of all of the members of the Adviser’s Investment Council is currently comprised of the following basic components: base salary and participation in an annual bonus plan, as well as customary benefits that are offered generally to all full-time employees of BNY Mellon affiliated investment firms. In addition, all members of the Adviser’s Investment Council may also receive options of common shares or restricted stock of common shares of BNY Mellon. The following describes each component of the compensation package of the members of the Adviser’s Investment Council:

1.

Base salary. Base compensation is fixed and normally reevaluated on an annual basis. Base compensation is a significant component of an investment professional’s overall compensation. BNY Mellon affiliates seek to set compensation at competitive market rates, taking into account the experience and responsibilities of the investment professional.

2

Annual Bonus Plan. Under the annual bonus plan, investment professionals are eligible for an annual bonus, which is a function both of the size of the overall bonus pool for such year and of factors specific to each individual. The size of the overall bonus pool is determined by the financial performance of BNY Mellon overall and the investment business of BNY Mellon’s Wealth Management division. In the case of all members of the Investment Council, the size of an individual’s participation in such bonus pool is determined by reference to: (i) the person’s base salary, and (ii) the achievement of certain previously prescribed professional goals and objectives, none having to do with the investment performance of a specific account or group of accounts. Any bonus under the plan is completely discretionary.

3.

Stock Awards. Investment professionals may receive options to purchase shares of stock of BNY Mellon, the parent company of the Adviser. Such options permit the investment professional to purchase a specified amount of stock at the strike price which is the fair market value on the date of grant. The option will vest over a set period and must be exercised within a ten-year period from the date of grant. Investment professionals may also receive restricted stock as part of their compensation. If granted, restricted stock normally vests ratably over a period of generally three years, although the time period could vary. In the case of either options or restricted stock, if an employee leaves before vesting, the unvested options or stock are forfeited.

Compensation of the Sub-Investment Adviser’s Portfolio Managers.

The Sub-Investment Adviser’s compensation arrangements with investment professionals are determined on the basis of the investment professional’s overall services to the Sub-Investment Adviser and not on the basis of specific funds or accounts managed by the investment professional. At the Sub-Investment Adviser, the structure of compensation of investment professionals is currently comprised of the following basic components: base salary and an annual investment bonus plan as well as customary benefits that are offered generally to all full-time employees of the Sub-Investment Adviser. In addition, Messrs. Boardman, Gimbel and Lewis are equity owners of the parent company of the Sub-Investment Adviser and Messrs. Yee, Spelman and Spindler own profits interests in the parent company of the Sub-Investment Adviser. The following describes each component of the compensation package for the members of the Sub-Investment Adviser’s Investment Committee:

1.

Base salary. Base compensation is fixed and normally reevaluated on an annual basis. The Sub-Investment Adviser considers base compensation a significant component of an investment professional’s overall compensation and seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

2.

Investment Bonus Plan. Under the Sub-Investment Adviser’s plan, members of the Investment Committee are eligible for an annual bonus. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of the adviser and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

(i)

Investment Performance: Although no one individual employed by the Sub-Investment Adviser has exclusive responsibility as to any specific account, the investment performance of all accounts as to which the Investment Committee has day-to-day responsibility over a one-year period is considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark. In addition, the investment performance of any Investment Fund held by the firm on behalf of any clients as a result of such individual’s identification and recommendation of such fund is taken into account. The amount of total assets in all accounts for which the Committee has day-to-day responsibility is also considered.

(ii)	The Profitability of the Sub-Investment Adviser: The profitability of all operations the Sub-Investment Adviser’s parent company is also considered in determining bonus awards.

(iii)

Non-Investment Performance: The more intangible contributions of an investment professional to the Sub-Investment Adviser’s business, including the investment professional’s achievement of previously prescribed goals and objectives, support of sales activities, new fund/strategy idea generation, professional growth and development, and management responsibility, where applicable, are evaluated in determining the amount of any bonus award.

(a)(4) FUND OWNERSHIP BY PORTFOLIO MANAGERS:

The following table indicates as of March 31, 2019, the value, within the indicated range, of shares beneficially owned by the Adviser’s Investment Council in the Registrant. For purposes of this table, the following letters indicates the range indicated below:

A	–	$0
B	–	$1 - $10,000
C	–	$10,001 - $50,000
D	–	$50,001 - $100,000
E	–	$100,001 - $500,000
F	–	$500,001 - $1,000,000
G	–	More than $1 million

ADVISER’S PORTFOLIO MANAGER NAME	OWNERSHIP	SUB-INVESTMENT ADVISER’S PORTFOLIO MANAGER NAME	OWNERSHIP

Ted A. Berenblum	A	Dixon Boardman	A

Terry Sylvester Charron	A	Thomas Gimbel	A

Patrick T. Crowe	A	Geoffrey Lewis	A

Anthony Mastrocola	A	Yehuda Spindler	A

Ridgway H. Powell	D	Michael Spelman	A

Andrew Tepper	A

(b)	Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, or this Item 10 of Form N-CSR.

Item 11. Controls and Procedures.

(a)

The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures are effective based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the “Evaluation Date” as defined in Rule 30a-3(c) under the Investment Company Act of 1940).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 that occurred during the Registrant’s second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics required by Item 2 is attached hereto as Exhibit 12(a)(1).

(a)(2)

Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as Exhibit 12(a)(2)

(b)	Certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 and pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 12(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Mellon Optima L/S Strategy Fund, LLC

By (Signature and Title):	/s/ TED A. BERENBLUM
Ted A. Berenblum, President and Chief Executive Officer

Date: June 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities, and on the dates indicated.

By (Signature and Title):	/s/ TED A. BERENBLUM
Ted A. Berenblum, President and Chief Executive Officer

Date: June 7, 2019

By (Signature and Title):	/s/ JENNIFER L. CARNES
Jennifer L. Carnes, Vice President, Treasurer and Chief Financial Officer

Date: June 7, 2019